UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 4, 2021

Commission File No. 0-19341

BOK FINANCIAL CORP ET AL
(Exact name of registrant as specified in its charter)

Oklahoma		73-1373454
(State or other jurisdiction of Incorporation or Organization)		(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa,	Oklahoma	74192
(Address of Principal Executive Offices)		(Zip Code)

(918) 588-6000
(Registrant’s telephone number, including area code)

N/A
___________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07. Submission of Matters to a Vote of Security Holders

(a)On May 4, 2021, BOK Financial Corporation (“BOKF”) held its annual meeting of shareholders.

(b)The matters voted upon at the annual meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

1. Election of Directors	For	Against/Withheld	Abstain	Non-Vote
Alan S. Armstrong	45,539,637	14,604,748	--	5,169,727
C. Fred Ball Jr.	56,231,032	3,913,353	--	5,169,727
Steven Bangert	52,769,225	7,375,160	--	5,169,727
Peter C. Boylan, III	56,205,858	3,938,527	--	5,169,727
Steven G. Bradshaw	52,904,796	7,239,589	--	5,169,727
Chester E. Cadieux, III	51,737,897	8,406,488	--	5,169,727
John W. Coffee	56,330,191	3,814,194	--	5,169,727
Joseph W. Craft, III	56,194,835	3,949,550	--	5,169,727
Jack E. Finley	52,159,737	7,984,648	--	5,169,727
David F. Griffin	55,393,391	4,750,994	--	5,169,727
V. Burns Hargis	56,198,815	3,945,570	--	5,169,727
Douglas D. Hawthorne	52,161,501	7,982,884	--	5,169,727
Kimberley D. Henry	56,537,859	3,606,526	--	5,169,727
E. Carey Joullian, IV	51,275,733	8,868,652	--	5,169,727
George B. Kaiser	50,760,335	9,384,050	--	5,169,727
Stanley A. Lybarger	47,416,126	12,728,259	--	5,169,727
Steven J. Malcolm	55,385,248	4,759,137	--	5,169,727
Steven E. Nell	50,469,557	9,674,828	--	5,169,727
E.C. Richards	56,196,948	3,947,437	--	5,169,727
Claudia San Pedro	52,158,057	7,986,328	--	5,169,727
Michael C. Turpen	56,310,352	3,834,033	--	5,169,727
Rose M. Washington	56,548,386	3,595,999		5,169,727
2. Ratification of Ernst & Young LLP as Auditor for Fiscal Year Ending December 31, 2021	63,403,940	1,467,483	5,200	--

3. Advisory vote to approve the compensation of named executive officers	59,114,490	420,742	171,664	5,169,727

ITEM 9.01. Financial Statements and Exhibits.

(a)Exhibits

     101        Interactive Data Files.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        BOK FINANCIAL CORPORATION

                        By: /s/ Steven E. Nell
                         Steven E. Nell
                         Executive Vice President
                         Chief Financial Officer
Date: May 7, 2021